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                                                                    EXHIBIT 23.2
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                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in this Registration Statement of Fifth Third Bancorp on Form S-4 of our report dated March 1, 2000, incorporated by reference in the Annual Report on Form 10-K of Ottawa Financial Corporation for the year ended December 31, 1999, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                           /s/ CROWE, CHIZEK AND COMPANY LLP


Grand Rapids, Michigan

October 3, 2000